UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2009
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 4, 2009, NiSource Inc. (the “Company”) reported its financial results for the year ended December 31, 2008. The Company’s press release, dated February 4, 2009, is attached as Exhibit 99.1.
ITEM 7.01. REGULATION FD DISCLOSURE
Supplemental information to be discussed on the February 4, 2009 analyst call. This information will also be published on NiSource’s website (www.nisource.com) on February 4, 2009.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release, dated February 4, 2009, issued by NiSource Inc.
99.2	Supplemental information to be discussed on the February 4, 2009 analyst call. This information will also be published on NiSource’s website (www.nisource.com) on February 4, 2009.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)

Date: February 4, 2009	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 4, 2009, issued by NiSource Inc.
99.2	Supplemental information to be discussed on the February 4, 2009 analyst call. This information will also be published on NiSource’s website (www.nisource.com) on February 4, 2009.